UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

Veritone, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38093	47-1161641
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Platte Street 2nd Floor Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 507-1737

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VERI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Certain preliminary and unaudited financial information of the Company for the three months ended March 31, 2025 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The Company’s unaudited interim consolidated financial statements for the three months ended March 31, 2025 are not yet available. The financial information for the three months ended March 31, 2025 reflects the Company’s preliminary estimates based on currently available information and is subject to change. The Company’s financial closing procedures for the three months ended March 31, 2025 are not yet complete and, as a result, financial information for the three months ended March 31, 2025 may vary from the preliminary estimates provided herein upon completion of the Company’s closing procedures. See the sections titled “Risk Factors,” “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for additional information regarding factors that could result in differences between the preliminary and unaudited financial information for the three months ended March 31, 2025 included in Exhibit 99.1 and the actual financial results and other information the Company will report for the three months ended March 31, 2025.

The preliminary and unaudited financial information for the three months ended March 31, 2025 included in Exhibit 99.1 has been prepared by, and is the responsibility of, management. Grant Thornton LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to such preliminary information. Accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On April 24, 2025, the Company released an update on its Veritone Data Refinery offering, which is attached hereto as Exhibit 99.2.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

99.1	Preliminary and unaudited financial information of the Company for the three months ended March 31, 2025

99.2	Update on Veritone Data Refinery, dated April 24, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Note Regarding Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K (including the exhibits hereto) that are not historical facts, including statements about the Company’s preliminary estimates of financial information for the three months ended March 31, 2025 and relating to Veritone Data Refinery, may constitute forward-looking statements. Forward-looking statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to update any forward-looking statement.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on estimates and assumptions that are subject to change or revision that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the forward-looking statements for a number of reasons, including additional information becoming available after the Company completes its financial closing procedures for the three months ended March 31, 2025, changes in expectations with respect to Veritone Data Refinery and as identified in the risk factors included in the Company’s filings with the Securities and Exchange Commission, including without limitation, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the Company’s other filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITONE, INC.

Date: April 24, 2025	By:	/s/ Michael L. Zemetra
Michael L. Zemetra
Executive Vice President, Chief Financial Officer and Treasurer